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                                                                       EXHIBIT J


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" in the prospectus and under the caption "Other Services" in the Statement of Additional Information, both included in Post-Effective Amendment Number 43 to the Registration Statement (Form N-1A, No. 2-64233) of Dupree Mutual Funds and to the use of our report dated August 8, 2002, incorporated therein.

                                                ERNST & YOUNG LLP


Cincinnati, Ohio
October 25, 2002